AGREEMENT OF SUBLEASE

      AGREEMENT OF SUBLEASE made and entered into as of this 3rd day of June, 1997 by and between Medical Records Corporation, an Ohio corporation ("Sublessor") and Capital Bank (Proposed), a North Carolina corporation ("Sublessee").

                                   WITNESSETH:

      WHEREAS, Forty-Four Hundred F-N Associates and Dixon Odom and Company ("Lessor"), and Sublessor, entered into that certain Lease Agreement dated as of December 1, 1995 (the "Lease") a copy of which is attached hereto as EXHIBIT A and made a part hereof, pursuant to which Sublessor, as the Lessee thereunder, leased approximately 2,199 square feet of office space designated as Suite 210 and located at 4400 Falls of the Neuse Road, Raleigh, North Carolina 27609 (the "Subleased Premises") and situated on the real property (sometimes referred to as the "Land") more particularly described in EXHIBIT A-2 to the Lease. (Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease); and

      WHEREAS, Sublessee desires to sublet and Sublessor desires to sublease the Subleased Premises pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises, rent, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

      1. Subleased Premises. Sublessor hereby sublets to Sublessee, and Sublessee hereby leases from Sublessor, the Subleased Premises, as more particularly described in EXHIBIT B attached hereto and incorporated herein by reference in its entirety.

      2. Term of Sublease. The term of this Agreement of Sublease shall commence on the 1st day of June 1997, and shall end on the 31st day of December, 2000, (or until such term shall sooner cease or expire as hereinafter provided; provided, however, that the effectiveness of this Agreement of Sublease shall be contingent upon Sublessee filing its Articles of Incorporation (the "Articles") with the Banking Commission of the State of North Carolina on or before May 30, 1997. If Sublessee does not file such Articles on or before May 30, 1997, then this Agreement of Sublease shall automatically terminate at 11:59 p.m. on May 31, 1997, and shall no longer be of force or effect. Sublessee and its promoters and directors covenant and agree that after Sublessee becomes incorporated to cause the Board of Directors of Sublessee to expressly adopt at their first Board of Directors meeting, the terms and conditions of this Agreement of Sublease and to promptly forward a copy of such resolutions to Sublessor.

      3.    The Lease.

            (a) Sublessee acknowledges that it has reviewed and is familiar with all of the terms, covenants and conditions of the Lease, which are hereby incorporated herein by reference in their entirety. Sublessee assumes and agrees, except as otherwise provided herein, to perform, observe and comply with all of the terms, covenants and conditions on the Lessee's part to be performed, observed and complied with under the Lease as the same may or shall relate to the occupancy or use of the Subleased Premises. Sublessor represents that it has full right, power and authority under the Lease and otherwise to enter into this Agreement of Sublease.

           (b) This Agreement of Sublease is expressly made subject to all of the terms, covenants and conditions of the Lease. In the event of a conflict between the terms of the Lease and this Agreement of Sublease, the terms of the Sublease shall control.

           (c) This Agreement of Sublease shall not release Sublessor from an existing or future duty, obligation or liability to Lessor under the Lease, nor shall this Agreement of Sublease change, modify, or amend the Lease in any manner. During the term hereof, Sublessor shall immediately deliver to Sublessee copies of any notices of default of any kind or nature delivered to or received from the Lessor. So long as Sublessee is not in default under this Agreement of Sublease beyond any applicable cure period, Sublessor agrees that it will fulfill or perform all existing or future duties, obligations, or liabilities to the Lessor under the Lease, and Sublessor shall indemnify Sublessee against all claims, damages, costs, and expenses arising out of Sublessor's failure to perform or observe any of the terms or conditions of the Lease.

      4.    Occupancy.

            (a) Sublessee shall use and occupy the Subleased Premises solely for general office use, including a bank office.

            (b) Sublessee covenants that it will occupy the Subleased Premises in accordance with the terms of the Lease and will not suffer to be done or omit to do any act that may result in a violation of or a default under any of the terms and conditions of the Lease, or render Sublessor liable for any charge or expense. Sublessee further covenants and agrees to indemnify Sublessor against and hold Sublessor harmless from any loss or liability arising out of, by reason of, or resulting from, Sublessee's failure to perform or observe any of the terms and conditions of the Lease pertaining to the Subleased Premises, as the same may be required hereunder. Any other provision in this Agreement of Sublease to the contrary notwithstanding, Sublessee shall pay to Sublessor as additional rent any and all sums that Sublessor may be required to pay to Lessor arising out of, by reason of, or resulting from Sublessee's failure to perform or observe one or more of the terms and conditions of the Lease pertaining to the Subleased Premises.

            (c) Sublessee agrees that Sublessor shall not be required to perform any of the covenants and obligations of Lessor under the Lease and, insofar as any of the covenants and obligations of Sublessor hereunder are required to be performed under the Lease by Lessor thereunder, Sublessee acknowledges that Sublessor shall be entitled to look to Lessor for such performance. Any default or failure of performance by Lessor shall not affect this Sublease or waive or defer any of Sublessee's obligations hereunder; provided, however, that in the event of any such default or failure of performance by Lessor, Sublessor shall take such action as may reasonably be required under the circumstances, including without limitation, litigation, to secure such performance upon Sublessee's written request therefor.

            (d) If any event described in Section 9 of the Lease shall occur with respect to Sublessee or Sublessee's property or if Sublessee shall default in the payment of rent or additional rent hereunder or in the performance or observance of any of the terms, covenants and conditions of this Agreement of Sublease or of the Lease on the part of Sublessee to be performed or observed, Sublessor shall be entitled to the rights and remedies herein provided or reserved by Lessor in the Lease; provided, however, that Sublessee shall not be in default hereunder due to the non-payment of any rent or other fees or charges unless Sublessee fails to pay any such rent or other charge within five (5) days of written notice from Sublessor or Lessor specifying such overdue rent or other charge or fee.

      5. Rent. Sublessee shall pay to Sublessor an annual Base Rent of Thirty-one Thousand Seven Hundred Six Dollars and Fifty-two Cents ($31,706.52) in equal monthly installments of Two Thousand Six Hundred Forty-two Dollars and Twenty-one Cents ($2,642.21) each, payable in advance on the first day of each month. Sublessee shall also pay to Sublessor such Additional Rent as is set forth in the Lease. At Sublessor's option, Sublessor may direct Sublessee to make its payment of Base Rent and Additional Rent on the date and in the amounts described above, directly to Lessor. Lessor's acceptance of payments of Base Rent or Additional Rent shall be for the convenience of Sublessor only and Sublessee hereby acknowledges that Lessor and Sublessee shall not be legally bound, and no lease shall be created between Lessor and Sublessee, by virtue of Lessor's acceptance of rent payments from Sublessee.

      6. Sublessee's Improvements. Sublessee agrees to accept the Subleased Premises "AS IS" "WHERE IS" and "WITH ALL FAULTS", and has had an opportunity to inspect and satisfy itself as to the condition of the Subleased Premises. Any alterations, decorations, installations, additions or improvements in or to the Subleased Premises shall be made by Lessor at Sublessee's expense and shall be subject to the prior written consent of Sublessor and Lessor, which consent shall not be unreasonably withheld. At the request of Sublessor or Lessor, any such alterations, decorations, installations, additions or improvements made by Sublessee shall be removed by Sublessee and Sublessee shall restore the Subleased Premises to its condition at the time possession thereof was delivered to Sublessee, ordinary wear and tear excepted, at Sublessee's cost and expense, at or prior to the expiration or sooner termination of the term hereof.

      7. Security Deposit. On the date of execution of this Agreement of Sublease by Sublessee, there shall be due and payable by Sublessee a security deposit in the amount of Two Thousand Five Hundred Sixty-five Dollars and Fifty Cents ($2,565.50) to be held by Sublessor for the performance by Sublessee of Sublessee's covenants and obligations under this Agreement of Sublease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Sublessor's or Lessor's damage in case of default by Sublessee. Upon the occurrence of any event of default by Sublessee or breach by Sublessee of Sublessee's covenants under this Agreement of Sublease, Sublessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent and/or damage, injury, expense or liability caused to Sublessor by the event of default or breach of covenant, any remaining balance of the security deposit to be returned by Sublessor to Sublessee upon termination of the Agreement of Sublease.

      8. Condemnation and/or Termination. If the whole or any part of the Subleased Premises shall be taken or condemned in any manner by any competent authority for any public or quasi-public use, or if the Lessor under the Lease or Sublessor as Lessee thereunder shall terminate the Lease as provided in the Lease, in any such event, the term of this Agreement of Sublease shall cease and terminate as of the date of vesting of title or such condemnation or termination as the case may be. Sublessee shall not participate in any compensation awarded upon a total or partial taking of the Subleased Premises.

      9. No Assignment or Subletting. Sublessee, for itself, its successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Agreement of Sublease, nor sublet, nor suffer or permit the Subleased Premises or any part thereof to be used by others, without the prior written consent of Sublessor in each instance, which consent shall not be unreasonably withheld.

      10. Expansion/Renewal Options. Any expansion, renewal or other option provided to Sublessor in the Lease shall not be extended to or exercised by Sublessee.

      11. Quiet Enjoyment. Sublessor covenants and agrees with Sublessee that, provided Sublessee pays and performs all of its covenants, agreements and obligations under this Sublease, Sublessee may peaceably and quietly enjoy the Subleased Premises, subject, nevertheless, to the terms and conditions of this Agreement of Sublease and the Lease.

      12. "Sublessor". The term "Sublessor" as used in this Agreement of Sublease refers to the Lessee under the Lease at the time in question, so that if the Lease shall be assigned, such covenants, conditions and agreements shall be binding upon each successor assignee.

      13. Indemnity. Each party hereto does hereby agree to indemnify the other and hold the other harmless, of and from any claim, damage, liability, cost or expense, including reasonable attorney's fees, which either may suffer or incur by reason of the failure of the other to perform, observe and comply with any of the terms, covenants and conditions of this Agreement of Sublease or the Lease, as such terms, covenants and conditions may affect the Subleased Premises.

      14. Broker's Commission. Sublessor and Sublessee represent that the brokers with whom they have dealt in connection with this transaction are Capital Associates Limited Partnership and Thomas Commercial Inc. Sublessor will pay any commission due such brokers to Capital Associates Limited Partnership and will indemnify Sublessee and hold Sublessee harmless from and against any and all claims of Capital Associates Limited Partnership and Thomas Commercial Inc. Sublessee will indemnify Sublessor and hold Sublessor harmless from and against any and all claims of any broker engaged by Sublessee other than Capital Associates Limited Partnership and Thomas Commercial Inc. for a commission or fee.

      15. Consent of Lessor Under Lease. This Agreement of Sublease is executed subject to the written consent of the Lessor as set forth in the Consent to Sublease Agreement.

      16. Notices. Sublessee shall pay Rent to Sublessor at the address set forth below. Any and all notices that are or may be required to be given pursuant to the terms of this Agreement of Sublease or the Lease shall be sent by Registered or Certified Mail, Return Receipt Requested, to the parties hereto at their respective addresses.

      SUBLESSOR:                         SUBLESSEE:
      ----------                         -----------
      Medical Records Corporation        Capital Bank (Proposed)
      3637 Green Road                    4400 Falls of the Neuse Road, Suite 102
      Cleveland, OH 44122                Raleigh, North Carolina 27609

      17. Binding Effect. The covenants, conditions and agreements contained herein shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective heirs, executors, administrators, successors and permitted assigns.

      18. Governing Law. This Agreement of Sublease is entered into in the State of North Carolina, and its validity and interpretation shall be construed in accordance with the laws of that State.

      19. Representations. Sublessor hereby represents and warrants to Sublessee as follows, which shall be deemed true and restated upon the commencement date of the term hereof:

      (a) The Lease is in full force and effect and Sublessor is unaware of any uncured default thereunder by Sublessor or the Lessor, and there exists no circumstances, conditions, or act that would entitle or permit either party under the Lease to declare a default thereunder or to terminate the Lease;

      (b) The Lease has not been amended or modified in any respect except as indicated in the recitals set forth in this Agreement of Sublease; and

      (c) Notwithstanding Sublessee's acceptance of the Subleased Premises in its "as is" condition, Sublessee shall be entitled to ordinary services as outlined in this Section 5 of the Lease.

      20. Notwithstanding anything herein to the contrary, Sublessee shall not be liable for any liabilities, damages, claims, judgments, costs or expenses accruing under the Lease with respect to the Subleased Premises on or before the date of its occupation thereof.

      21. Counterparts. This Agreement of Sublease may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Agreement of Sublease to be executed by its duly authorized partner or officer and the appropriate corporate seals have been hereunto affixed all as of the day and year first written above.

                           SUBLESSOR:
                           Medical Records Corporation, an Ohio corporation

(Corporate Seal)           By:  _/s/_________________________________

                           Name: Greg Marcus_________________________
ATTEST:
                           Title: Vice President_____________________
By:   /s/_______________


                           SUBLESSEE:
                           Capital Bank (Proposed), a North Carolina corporation

(Corporate Seal)
                           By:   /s/_________________________________

                           Name: James A.Beck________________________
ATTEST:
                           Title: President__________________________
By:/s/_______

                                              EXHIBIT A TO AGREEMENT OF SUBLEASE

                                   THE "LEASE"

LEASE AGREEMENT DATED DECEMBER 1, 1995

IS ATTACHED HERETO AND REFERRED TO AS THE "LEASE".

                                 LEASE AGREEMENT

                                 by and between

                        FORTY-FOUR HUNDRED F-N ASSOCIATES

                                      and

                             DIXON ODOM AND COMPANY

                                     LESSOR

                                      and

                           MEDICAL RECORDS CORPORATION

                                     LESSEE

                        Dated as of: December _____, 1995





               (C) 1995 Capital Associates. All rights reserved.

ARTICLE I
      LEASED PREMISES
      1.01  Leased Premises

ARTICLE 2
      BASIC LEASE PROVISIONS
      2.01  Basic Lease Provisions

ARTICLE 3
      TERM AND POSSESSION
      3.01  Term
      3.02  Commencement
      3.03  Lessee's Delay
      3.04  Lessee's Possession
      3.05  Confirmation of Dates
      3.06  Holdover

ARTICLE 4
      RENT AND SECURITY DEPOSIT
      4.01  Base Rent
      4.02  Payment of Rent
      4.03  Additional Rent
      4.04  Operating Expense Adjustment
      4.05  Cost of Living Adjustment
      4.06  Security Deposit
      4.07  Late Charge

ARTICLE 5
      SERVICES
      5.01  Services

ARTICLE 6
      USE AND OCCUPANCY
      6.01  Use
      6.02  Care of the Leased Premises
      6.03  Entry for Repairs and Inspection
      6.04  Compliance with Laws; Rules of Building
      6.05  Access to Building
      6.06  Peaceful Enjoyment
      6.07  Relocation

ARTICLE 7
      ALTERATIONS AND REPAIRS
      7.01  Alterations
      7.02  Repairs by Lessor

      7.03  Repairs by Lessee

ARTICLE 8
      CONDEMNATION, CASUALTY, INSURANCE AND INDEMNITY
      8.01  Condemnation
      8.02  Damages from Certain Causes
      8.03  Fire Clause
      8.04  Lessee's Insurance Policies
      8.05  Hold Harmless
      8.06  Waiver of Subrogation Rights
      8.07  Limitation of Lessor's Personal Liability

ARTICLE 9
      LESSOR'S LIEN, DEFAULT, REMEDIES AND SUBORDINATION
      9.01  Lien for Rent
      9.02  Default by Lessee
      9.03  Non Waiver
      9.04  Attorney's Fees
      9.05  Subordination; Estoppel Certificate
      9.06  Attornment

ARTICLE 10
     ASSIGNMENT AND SUBLEASE
     10.01  Assignment or Sublease
     10.02  Assignment by Lessor

ARTICLE 11
     NOTICES AND MISCELLANEOUS
     11.01  Notices
     11.02  Miscellaneous

ARTICLE 12
     ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES
     12.01  ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES

                                    EXHIBITS

      A-1   -     Floor Plan(s) of the Leased Premises

      A-2   -     The Land

      B     -     Acceptance of Leased Premises

      C     -     Pricing Plan

      D     -     Building Rules

      E     -     Form of Estoppel Certificate

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT (this "Lease") is made and entered into on this 1st day of December, 1995, by and between Forty-Four Hundred F-N Associates. a North Carolina general partnership , and Dixon Odom a Company, a North Carolina corporation, as joint tenants in common ("Lessor"), and Medical Records Corporation, an Ohio corporation ("Lessee"), on the terms and conditions set forth below.

                                    ARTICLE I
                                 LEASED PREMISES

      1.01 Leased Premises. Lessor leases to Lessee and Lessee leases from Lessor the space (the "Leased Premises") set forth in Subsections (a) and (b) of the Basic Lease Provisions below and shown on the floor plan(s) attached hereto as Exhibit A-1 upon the terms and conditions set forth in this Lease. The office building in which the Leased Premises are located, the land on which the office building is located (described on Exhibit A-2 attached hereto), the parking facilities and all improvements and appurtenances to the building are collectively referred to as the "Building". The Building and any larger complex of which the Building is a part are collectively referred to as the "Project".

                                    ARTICLE 2
                             BASIC LEASE PROVISIONS

      2.01 BASIC LEASE PROVISIONS. The following provisions set forth various basic terms of this Lease and are sometimes referred to as the "Basic Lease Provisions".

      (a)   Building Name:                  Centura Bank Building
            Address:                        4400 Falls of the Neuse
                                            Raleigh, North Carolina 27609

      (b)   Floor(s)                        Second
            Suite #:                        210
            Square Feet Area:               2,199

      (c)   Total Area of Building:         12,897 square feet

      (d)   Annual Base Rent:               $30,786.00  ($14.00 per square foot)
            Monthly Base Rent:              $2,565.50

      (e) Base Operating Expense Factor: 1996 actual operating expenses per square foot

      (f)   Parking:                        n/a
            Monthly Rent per Parking Space: n/a

      (g)   Term:                         5 Year(s)   0 Month(s)  0 Day(s)
                                          -           -           -

      (h)   Target Commencement Date:     January 1, 1996
            Target Expiration Date:       December 31, 2000
      (See Exhibit B; for confirmation of the actual Commencement Date and Expiration Date of this Lease.)

      (i)   Security Deposit:             $0.00

      (j)   Permitted Use:                Medical Records Office

      (k) Addresses for notices and other communications under this Lease:

            Lessor                                   Lessee
            Forty-four Hundred F-N Associates        Medical Records Corporation
            Post Office Box 19044                    3637 Green Road
            Raleigh, North Carolina 27619            Cleveland, OH  44122
            Attn: Gilbert Smith

            Dixon Odom and Company
            4400 Falls of the Neuse, Ste. 200
            Raleigh, North Carolina 27609
            Attn: Bobby Rice

      (l)   Outside Broker(s):                       None

                                    ARTICLE 3
                               TERM AND POSSESSION

      3.01 TERM. This Lease shall be and continue in full force and effect for the term set forth in Subsection 2.01(g) Subject to the remaining provisions of this Article, the Term shall commence on the Target Commencement Date shown in Subsection 2.01(h) and shall expire, without notice to Lessee, on the Target Expiration Date shown in Subsection 2.01(h). Such term, as it may he modified, renewed and extended, is herein called the "Term".

      3.02 COMMENCEMENT. Subject to Section 3.03 hereof, if on the Target Commencement Date any of the work described in this Lease that is required to be performed by Lessor at Lessor's expense to prepare the Leased Premises for occupancy has not been substantially completed, or if Lessor is unable to tender possession of the Leased Premises to Lessee on the specified date due to any other reason beyond the reasonable control of Lessor, the hereinafter defined Commencement Date (and commencement of installments of Base Rent) shall be postponed until the work to be performed in the Leased Premises at Lessor's expense is substantially completed, and the postponement shall operate to extend the Expiration Date in order to give full effect to the stated duration of the Term. The deferment of installments of Base Rent shall be Lessee's exclusive remedy for postponement of the Commencement Date, and Lessee shall have no, and waives any, claim against Lessor because of any such delay.

      3.03 LESSEE'S DELAY. No delay in the completion of the Leased Premises resulting from delay or failure on the part of Lessee in furnishing information or other matters required in this Lease, and no delay resulting from the completion of work, if any, that is to be performed at Lessee's expense pursuant to this Lease, shall delay the Commencement Date, Expiration Date or commencement of payment of Rent (as defined in Subsection 4.02 below).

      3.04 LESSEE'S POSSESSION. If, prior to the Commencement Date, Lessee shall enter into possession of all or any part of the Leased Premises, the Term, the payment of monthly installments of Base Rent and all other obligations of Lessee to be performed during the Term shall commence on, and the Commencement Date shall be deemed to be, the date of such entry; provided, no such early entry shall operate to change the Expiration Date.

      3.05 CONFIRMATION OF DATES. The actual commencement date ("Commencement Date") and actual expiration date ("Expiration Date") shall be confirmed by Lessor and Lessee by execution of the Acceptance of Leased Premises Memorandum attached hereto as Exhibit B. If the Memorandum is not executed, the Commencement Date and Expiration Date shall he conclusively deemed to be the Target Commencement Date and the Target Expiration Date set forth in Subsection 2.01(h).

      3.06 HOLDOVER. If Lessee shall remain in possession of the Leased Premises after the expiration or earlier termination of this Lease, Lessee shall be deemed a tenant-at-sufferance, terminable at any time upon thirty (30) days written notice, and shall pay one hundred twenty-five percent (125%) of the per day Rent payable with respect to the last full calendar month immediately prior to the end of the Term or termination of this Lease, but otherwise shall be subject to all of the obligations of Lessee under this Lease.

                                    ARTICLE 4
                            RENT AND SECURITY DEPOSIT

      4.01 BASE RENT. Lessee agrees to pay to Lessor rent ("Base Rent") throughout the Term in the amount of the Annual Base Rent set forth in Subsection 2.01(d), subject to adjustment as provided in this Lease. Base Rent shall be payable in monthly installments in the amount set forth in Subsection 2.01(d) ("Monthly Base Rent") in advance and without demand, on the first day of each calendar month during the Term. If the Commencement Date is not the first day of a month, Lessee shall be required to pay on the Commencement Date a pro rata portion of the Monthly Base Rent for the first partial month of the Term.

      4.02 PAYMENT OF RENT. As used in this Lease, "Rent" shall mean the Base Rent, Additional Rent (defined below) and all other amounts required to be paid by Lessee in this Lease. The Rent shall be paid at the times and in the amounts provided herein in legal tender of the United States of America to Lessor at its address specified in Subsection 2.01(k) above, or to such other person or at such other address as Lessor may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as may be expressly set forth in this Lease.

      4.03 ADDITIONAL RENT. The term "Additional Rent" shall mean the total of the "Operating Expense Adjustment" and the "Cost of Living Adjustment" as those terms are defined below.

      4.04 OPERATING EXPENSE ADJUSTMENT. If the Operating Expenses (defined below) for the Building for any calendar year, expressed on a per square foot basis, exceed the Base Operating Expense Factor specified in Subsection 2.01(e), Lessee shall pay to Lessor increased Rent (an "Operating Expense Adjustment") in an amount equal to the product of such excess times the square feet of the Leased Premises as stated in Subsection 2.01(b). The Operating Expense Adjustment shall be payable in monthly installments on the first day of each calendar month based on Lessor's estimate of the Operating Expenses for the then current year. Lessor may at any time give Lessee written notice specifying Lessor's estimate of the Operating Expenses for the then current calendar year or the subsequent calendar year and specifying the Operating Expense Adjustment to be paid by Lessee for each such year. Within one hundred twenty (120) days after the end of each calendar year, Lessor shall give written notice to Lessee specifying the actual Operating Expenses for the prior calendar year and any necessary adjustment to the Operating Expense Adjustment paid by Lessee for that calendar year. Lessee shall pay any deficit amount to Lessor within fifteen (15) days after receipt of Lessor's written notice. Any excess payment by Lessee for the prior calendar year shall educe the Operating Expense Adjustment for the following calendar year. The provisions of this paragraph shall survive the cancellation or termination of this Lease.

      The term "Operating Expenses" shall mean, except as otherwise specified in this definition, all expenses, costs, and disbursements of every kind and nature, computed on an accrual basis, which Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, including, without limitation: (1) wages and salaries of all employees to an extent commensurate with such employees' involvement in the operation, repair, replacement, maintenance, and security of the Building, including, without limitation, amounts attributable to the employer's Social Security Tax, unemployment taxes, and insurance, and any other amount which may be levied on such wages and salaries, and the cost of all insurance and other employee benefits related thereto; (2) all supplies and materials used in the operation, maintenance, repair, replacement and security of the Building; (3) the rental costs of any and all leased capital improvements and the annual costs of any and all capital improvements made to the Building which, although capital in nature, can reasonably be expected to reduce the normal operating costs of the Building, to the extent of the lesser of such expected reduction in operating expenses or the annual cost of such capital improvements, as well as all capital improvements made in order to comply with any legal requirement hereafter promulgated by any governmental authority relating to the environment, energy, conservation, public safety, access for the disabled or security, as amortized over the useful life of such improvements by Lessor for federal income tax purposes; (4) the cost of all utilities, other than the cost of electricity supplied to tenants of the Building which is separately metered and reimbursed to Lessor by such tenants; (5) the cost of all maintenance and service agreements with respect to the operation of the Building or any part thereof, including, without limitation, alarm service, equipment, window cleaning, elevator maintenance, landscape maintenance, and parking area maintenance and operation; (6) the cost of all insurance relating to the Building, including, without limitation, casualty and liability insurance applicable to the Building and Lessor's personal property used in connection therewith; (7) all taxes and assessments and governmental charges, whether federal, state, county, or municipal, and whether by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, including all taxes levied or assessed against or for leasehold improvements and any other taxes and assessments attributable to the Building and/or the operation thereof, excluding, however, federal and state taxes on Lessor's income, but including all rental, sales, use and occupancy taxes or other similar taxes, if any, levied or imposed by any city, state, county, or other governmental body having jurisdiction; and (8) the cost of all repairs, replacements, removals and general maintenance with respect to the Building. Specifically excluded from Operating Expenses are expenses for capital improvements made to the Building, other than capital improvements described in clause (3) of this definition and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies and like items; expenses for repair, replacement and general maintenance paid by proceeds of insurance or by Lessee or other third parties; alterations attributable solely to tenants of the Building other than Lessee; depreciation of the Building; leasing commissions; and federal and state income taxes imposed on Lessor.

      4.05 COST OF LIVING ADJUSTMENT. At the end of each calendar year during the Term, commencing at the end of calendar year 1996, the Monthly Base Rent for the following calendar year shall be increased based on the percentage change in the Consumer Price Index - U.S. City Average - All Items -Clerical and Wage Earner (1982-84=100), as published by the Bureau of

Labor Statistics, United States Department of Labor ("CPI"), in accordance with the following formula:

      CPI 1 = CPI for the month of September in the current calendar year CPI 0 = CPI for the month of September in the prior calendar year

      Cost of Living Adjustment = [(CPI 1 - CPI 0)/CPI 0 times
                                  [Monthly Base Rent for current calendar year]

The resulting figure will be the Cost of Living Adjustment for the following calendar year; provided, the Monthly Base Rent shall never he reduced below the Monthly Base Rent specified in Subsection 2.01 (d), and provided further that in no event shall the Cost of Living Adjustment in any year exceed five percent (5%) of the Monthly Base Rent payable in the immediately preceding calendar year. Lessor shall use its best efforts to give Lessee written notice no later than the first day of December of each calendar year, specifying the amount of the Cost of Living Adjustment for the following calendar year and Lessee shall adjust its payments of Monthly Base Rent accordingly beginning on the first day of January in the following calendar year. If (a) the CPI cases using the 1982-84=100 base, or (b) a substantial change is made in the number of items used in determining the CPI and Lessor and Lessee agree that the CPI no longer accurately reflects the purchasing power of the US dollar, or (c) the publication of the CPI shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the CPI together with information which will make possible the conversion to the new index in computing future Cost of Living Adjustments under this Section. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, Lessor shall select and thereafter use such other index, or comparable statistics on the cost of living, as shall be computed and published by an agency of the United States, or by a responsible financial periodical or recognized authority.

      4.06  INTENTIONALLY DELETED.

      4.07 LATE CHARGE. If Lessee fails or refuses to pay any installment of Rent within ten (10) days of its due date, Lessor, at Lessor's option, shall be entitled to collect a late charge of five percent (5%) of the amount of the late payment to compensate Lessor for the additional expense involved in handling delinquent payments and not as interest. If the payment of a late charge required by this Section is found to constitute interest notwithstanding the contrary intention of Lessor and Lessee, the late charge shall be limited to the maximum amount of interest that lawfully may be collected by Lessor under applicable law, and if any payment is determined to exceed such lawful amount, the excess shall be applied to any unpaid Rent then due and payable hereunder and/or credited against the next succeeding installment of Rent payable hereunder. If all Rent payable hereunder has been paid in full, any excess shall be refunded to Lessee. Lessee shall reimburse Lessor for any processing fees charged to Lessor as a result of Lessee's checks having been returned for insufficient funds.

                                    ARTICLE 5
                                    SERVICES

      5.01 Services.

      (a) Lessor shall furnish elevator service and routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Lessor to be standard. Lessor will furnish janitor service on a five (5) day week basis at no extra charge. Failure by Lessor to any extent to furnish these services, or any cessation thereof, resulting from causes beyond the control of Lessor shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from its obligation to fulfill any covenant or agreement hereof. Should any of Lessor's equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence during normal business hours to repair same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

      (b) Lessor shall furnish proper electrical facilities to furnish sufficient power for typewriters, voice writers, calculating machines and other machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment which (singly) consumes more than 0.25 kilowatts per hour at a rated capacity or requires a voltage other than 120 volts single phase. Lessee shall pay to Lessor, monthly as billed, such charges as may be separately metered or as Lessor's engineer shall reasonably compute for any electrical service usage in excess of that stated above. If Lessee uses any heat generating machines, equipment, fixtures or other devices of any nature whatsoever in the Leased Premises which affect the temperature otherwise maintained by the Building standard air conditioning, Lessee shall pay the additional cost necessitated by Lessee's use of such machines, equipment, fixtures or other devices, including the cost of installation of any necessary additional air conditioning equipment and the cost of operation and maintenance thereof in addition to the unit supplied by Lessor in Exhibit A.

      (c) From and after the Commencement Date, Lessee covenants and agrees to pay or cause to be paid directly to the supplier all rents, charges and rates for the separate HVAC system installed in the Leased Premises. If Lessee fails to pay any such bills when due, Lessor shall have the right after giving Lessee ten (10) days written notice of its failure to pay such bills, to thereafter pay such delinquent bills. Lessee shall reimburse Lessor, within ten (10) days of receipt of Lessor's invoice, for the amount of such delinquent bills paid by Lessor together with interest on the sums advanced at the rate of the lesser of eighteen percent (18%) per annum or the highest rate allowed by applicable laws. Such sums shall be added to the Rent next due hereunder and shall become Additional Rent for the purposes hereof.

      (d) Lessor shall operate the lights in the parking lot from dusk until dawn on a seven (7) pay per week basis.

                                    ARTICLE 6
                                USE AND OCCUPANCY

      6.01 USE. The Leased Premises are to be used and occupied by Lessee (and its permitted assignees and subtenants) solely for the purpose specified in Subsection 2.01 (j) and for no other purpose; provided, however, that Lessee may change such purpose upon Lessor's prior written agreement. Lessee agrees not to occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire or exposure to or interference from electromagnetic rays and/or fields, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the Building and/or its contents. Lessee further agrees to conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor in its operation of the Building.

      6.02 CARE OF THE LEASED PREMISES. Lessee shall not commit or allow to be committed any waste or damage to any portion of the Leased Premises or the Building and, at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver up the Leased Premises to Lessor in as a good condition as existed on the date of possession by Lessee, ordinary wear and tear excepted. Upon such termination of this Lease, Lessor shall have the right to re-enter and resume possession of the Leased Premises.

      6.03 ENTRY FOR REPAIRS AND INSPECTION. Lessee shall permit Lessor and its contractors, agents and representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect and clean the same, make repairs, alterations and additions thereto, show the same to prospective tenants or purchasers, and for any other purpose as Lessor may deem necessary or desirable. Lessor shall not be entitled to any abatement or reduction of Rent by reason of any such entry.

      6.04 COMPLIANCE WITH LAWS; RULES OF BUILDING. Lessee shall comply with and Lessee shall cause its visitors, employees, contractors, agents and invitees to comply with, all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises, including, without limitation, all local, state and federal environmental laws, and the rules of the Building reasonably adopted and altered by Lessor from time to time, all of which Building rules will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee, its employees, contractors, agents, invitees and visitors. The initial rules of the Building are attached hereto as EXHIBIT D.

      6.05 ACCESS TO BUILDING. Lessor shall have the right to limit access to the Building after normal business hours, provided, Lessor shall have no responsibility to prevent, and shall not be liable to Lessee for, and shall be indemnified by Lessee against, liability and loss to Lessee, its agents, employees and visitors, arising out of losses due to theft, burglary and damage and injury to persons and property caused by persons gaining access to the Building or Leased Premises, and Lessee waives and releases Lessor from all liability relating thereto. Lessor expressly reserves the right, in its sole discretion, to temporarily or permanently change the location of, close, block and otherwise alter any entrances, corridors, skywalks, tunnels, doorways and walkways leading to or providing access to the Building or any part thereof and otherwise restrict the use of same provided such activities do not unreasonably impair Lessee's access to the Leased Premises. Lessor shall not incur any liability whatsoever to Lessee as a consequence thereof. Such activities shall not be deemed to be a breach of any of Lessor's obligations hereunder. Lessor agrees to exercise good faith in notifying Lessee a reasonable time in advance of any alterations, modifications or other actions of Lessor under this Section. [additional handwritten language inserted.]

      6.06 PEACEFUL ENJOYMENT. Lessor covenants that Lessee shall and may peacefully have, hold and enjoy the Leased Premises, subject to the terms of this Lease, provided Lessee pays the Rent and other sums required to be paid by Lessee and performs all of Lessee's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Lessor contained in this Lease shall be binding upon Lessor and its successors only with respect to breaches occurring during its and their respective ownership of Lessor's interest in the Building. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the Leased Premises; provided, however, that Lessor shall use its best efforts to enforce the rules and regulations of the Building.

      6.07 RELOCATION. Lessor shall have the option to relocate the Lessee to alternative space in the Project in accordance with this Section. The alternative space shall be of comparable size to the Leased Premises, or larger, and have approximately the same number of windows. Lessor shall give Lessee not less than sixty (60) days prior written notice of any such relocation, which notice shall include the date on which Lessee shall be required to relocate or move and a description of the space to which Lessee will be relocated. Lessor shall pay all out-of-pocket costs and expenses of relocating Lessee, including the cost of reconstruction of all Lessee furnished and Lessor furnished improvements. In the event of such relocation, the alternative space shall be deemed the Leased Premises hereunder and this Lease shall continue in full force and effect without any change in the other terms and conditions hereof, provided, however, that upon Lessor's request, Lessee shall execute an amendment to this Lease substituting such alternative space for the space previously occupied by Lessee.

                                    ARTICLE 7
                             ALTERATIONS AND REPAIRS

      7.01 ALTERATIONS. Prior to the Commencement Date, Lessor shall, at its expense, make the alterations and complete the work including any work required on Lessee's separate HVAC system but not any other appliances or equipment of Lessee, using Building standard materials and finishes, shown on the Pricing Plan attached hereto as Exhibit C and the construction drawings to be prepared by Lessor's designer, agreed to by the parties and made a part hereof by reference. Any changes or modifications to the approved plan and drawings shall be made and accepted by written change order signed by Lessor and Lessee and shall constitute an amendment to this Lease. All additional costs necessitated by any such change order shall be paid by Lessee.

Lessee shall make no alterations, installations, additions or improvements in, on or to the Leased Premises without Lessor's prior written consent. All such work shall be designed and made in a manner, and by architects, engineers, workmen and contractors, satisfactory to Lessor. All alterations, installations, additions and improvements (including, without limitation, paneling, partitions, millwork and fixtures) made by or for Lessee to the Leased Premises shall remain upon and be surrendered with the Leased Premises and become the property of Lessor at the expiration or termination of this Lease or the termination of Lessee's right to possession of the Leased Premises; provided, Lessor may require Lessee to remove any or all of such items that are not Building standard upon the expiration or termination of this Lease or the termination of Lessee's right to possession of the Leased Premises in order to restore the Leased Premises to the condition existing at the time Lessee took possession. Lessee shall bear the costs of removal of Lessee's property from the Building and of all resulting repairs thereto. All work performed by Lessee with respect to the Leased Premises shall: (a) not alter the exterior appearance of the Building or adversely affect the structure, safety, systems or services of the Building; (b) comply with all Building safety, fire and other codes and governmental and insurance requirements; (c) not result in any usage in excess of Building standard of water, electricity, gas, heating, ventilating or air conditioning, (either during or after such work) unless prior written arrangements satisfactory to Lessor are entered into; (d) be completed promptly and in a good and workmanlike manner; (e) be performed in such a manner that does not cause interference or disharmony with any labor used by Lessor, Lessor's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and (f) not cause any mechanic's, materialman's or other similar liens to attach to Lessee's leasehold estate. Lessee shall not permit, or be authorized to permit, any liens (valid or alleged) or other claims to be asserted against Lessor or Lessor's rights, estates and interests with respect to the Building or this Lease in connection with any work done by or on behalf of Lessee, and Lessee shall indemnify and hold Lessor harmless against any such liens.

      7.02 REPAIRS BY LESSOR. Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements or repairs of any kind or character to the Leased Premises during the Term, except such repairs to Building standard improvements as may be deemed necessary by Lessor for normal maintenance operations, provided, non-Building standard leasehold improvements will, at Lessee's written request, be maintained by Lessor at Lessee's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge of fifteen percent (15%). Notwithstanding any provisions of this Lease to the contrary, all repairs, alterations or additions to the base Building and its systems (as opposed to those involving only Lessee's leasehold improvements), and all repairs, alterations and additions to Lessee's non-Building standard leasehold improvements which affect the Building's structural components or major mechanical, electrical or plumbing systems, made by, for or on behalf of Lessee and any other tenants in the Building shall be made by Lessor or its contractor only, and, if on behalf of Lessee, shall be paid for by Lessee in an amount equal to Lessor's costs plus fifteen percent (15%). Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not he entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease.

      7.03 REPAIRS BY LESSEE. Lessee shall, at its own cost and expense, repair or replace any damage or injury done to its leasehold improvements or any other part thereof caused by Lessee or Lessee's agents, contractors, employees, invitees, and visitors. If Lessee fails to make such repairs or replacements to its leasehold improvements promptly, Lessor may, at its option, make such repairs or replacements, and Lessee shall repay the cost thereof plus a charge of fifteen percent (15%) to the Lessor on demand. Any damage or injury to the Leased Premises or the base Building and its systems (as opposed to) those involving only Lessee's leasehold improvements) and any damage or injury to Lessee's leasehold improvements which affects the Building's structural components or major mechanical, electrical or plumbing systems caused by Lessee, its agents, contractors, employees, invitees and visitors, shall be repaired or replaced by Lessor, but at Lessee's expense plus a charge of fifteen percent (15%).

                                    ARTICLE 8
               CONDEMNATION, CASUALTY, INSURANCE AND INDEMNITY

      8.01 CONDEMNATION. If all or substantially all of the Leased Premises is taken by virtue of eminent domain of for any public or quasi-public use or purpose, this Lease shall terminate on the date the condemning authority takes possession. If only a part of the Leased Premises is so taken, or if a portion of the Building not including the Leased Premises is taken, this Lease shall, at the election of Lessor, either (i) terminate on the date the condemning authority takes possession by giving notice thereof to Lessee within thirty (30) days after the date of such taking of possession or (ii) continue in full force and effect as to that part of the Leased Premises not so taken and Rent with respect to any portion of the Leased Premises taken or condemned shall be reduced or abated on a square footage basis. All proceeds payable from any taking or condemnation of all or any portion of the Leased Premises and the Building shall belong to and be paid to Lessor, and Lessee hereby expressly assigns to Lessor any and all right, title and interest of Lessee now or hereafter arising in and to any such awards. Lessee shall have no, and waives any, claim against Lessor and the Condemnor for the value of any unexpired term.

      8.02 DAMAGES FROM CERTAIN CAUSES. Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition order of governmental body or authority, or any cause beyond Lessor's control, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building.

      8.03 FIRE CLAUSE. In the event of a fire or other casualty in the Leased Premises, Lessee shall immediately give notice thereof to Lessor. If the Leased Premises or if the Building is uninhabitable by cause of fire or other casualty, Lessor shall have the right to terminate this Lease or to repair the Leased Premises within sixty (60) days of the date of Lessee's notice if Lessor cannot locate alternate space for Lessee during the reconstruction of the Leased Premises or the Building, as the case may be, subject to delays resulting from adjustment of the loss and any other cause beyond Lessor's reasonable control, provided, Lessor shall not be required to repair or replace any furniture, furnishings or other personal property which Lessee may be entitled to remove from the Leased Premises or any installations in excess of Building standard.

Until Lessor's repairs are completed the Rent shall be abated in proportion to the portions of the Leased Premises, if any, which are untenantable or unsuited for the conduct of Lessee's business. If Lessor cannot complete the repairs within sixty (60) days of the date of Lessee's written notice and if Lessor cannot locate alternate space for Lessee during the reconstruction of the Leased Premises or the Building, as the case may be, then Lessee shall have the right to terminate this Lease at any time thereafter. Notwithstanding anything contained in this Section, Lessor shall only be obligated to restore or rebuild the Leased Premises to a Building standard condition and Lessor shall not be required to expend more funds than the amount received by Lessor from the proceeds of any insurance carried by Lessor.

      8.04 LESSEE'S INSURANCE POLICIES. Lessee shall, at its expense, maintain
(i) standard fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Leased Premises and on its non-Building standard leasehold improvements and all other additions and improvements (including fixtures) made by Lessee; (ii) a policy or policies of comprehensive general liability insurance, such insurance to afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $3,000,000 for personal injury or death in any one occurrence and of not less than $1,000,000 for property damage in any one occurrence, provided, Lessee shall carry such greater limits of liability coverage as Lessor may reasonably request from time to time; and (iii) a policy or policies, if available, insuring against injury or damage from exposure to or interference from electromagnetic rays and/or fields. All insurance policies required to be maintained by Lessee shall (a) be issued by and binding upon solvent insurance companies licensed to conduct business in the State of North Carolina, (b) have all premiums fully paid on or before the due dates, (c) name Lessor as an additional insured, and (d) provide that they shall not be cancelable and/or the coverage thereunder shall not be reduced without at least ten (10) days advance written notice to Lessor. Lessee shall deliver to Lessor certified copies of all policies or certificates of insurance in a form satisfactory to Lessor not less than fifteen (15) days prior to the Commencement Date or the expiration of current policies.

      8.05 HOLD HARMLESS. Lessor shall not be liable to Lessee, its agents, servants, employees, contractors, customers or invitees, for any damage to person or property caused by any act, omission or neglect of Lessee, its agents, servants, employees, contractors, customers or invitees, including any claims which may be made for compensation or damages based upon exposure to or interference from electromagnetic rays and/or fields emanating from the Leased Premises, and Lessee agrees to indemnify and hold harmless Lessor and its partners, agents, directors, officers, and employees from all liability and claims for any such damage, including, without limitation, court costs, attorneys' fees and costs of investigation.

      8.06 WAIVER OF SUBROGATION RIGHTS. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives to the extent that such waiver will not invalidate any insurance policy maintained by Lessor or Lessee nor increase any premiums thereon, any and all rights of recovery, claims, actions or causes of action, against the other, its agents, servants, partners, shareholders, officers and employees, for any loss or damage that may occur to the Leased Premises or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, and any other cause which is insured against under the terms of the standard fire and extended coverage insurance policies referred to in Section 8.04 hereof, to the extent that such loss or damage is recovered under said insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party. If the respective insurers of Lessor and Lessee do not permit such a waiver without an appropriate endorsement to such party's insurance policy, Lessor and Lessee covenant and agree to notify the insurers of the waiver set forth herein and to secure from each such insurer an appropriate endorsement to its respective insurance policy concerning such waiver.

      8.07 LIMITATION OF LESSOR'S PERSONAL LIABILITY. Lessee agrees to look solely to Lessor's interest in the Building and the Land for the recovery of any judgment against Lessor, and Lessor, its partners, officers, directors and employees, shall never be personally liable for any such judgment. The provisions contained in the foregoing sentence are not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of liability insurance maintained by Lessor.

                                    ARTICLE 9
              LESSOR'S LIEN, DEFAULT, REMEDIES AND SUBORDINATION

      9.01  INTENTIONALLY DELETED.

      9.02 DEFAULT BY LESSEE. If Lessee shall default in the payment of any Rent or other sum to be paid by Lessee under this Lease when due; or Lessee shall default in the performance of any of the other covenants or conditions which Lessee is required to observe and to perform under this Lease and such default shall continue for twenty (20) days after written notice to Lessee; or the interest of Lessee under this Lease shall be levied on under execution or other legal process; or any petition shall be filed by or against Lessee to declare Lessee a bankrupt or to delay, reduce or modify Lessee's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Lessee's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Lessee's capital structure; or Lessee is declared insolvent according to law or any assignment of Lessee's property shall be made for the benefit of creditors; or if a receiver or trustee is appointed for Lessee or its property; or Lessee shall vacate or abandon the Leased Premises or any part thereof at any time during the Term for a period of fifteen (15) or more continuous days; or Lessee is a corporation and Lessee shall cease to exist as a Corporation in good standing in the state of its incorporation; or Lessee is a partnership or other entity and Lessee shall be dissolved or otherwise liquidated; then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided, no such levy, execution, legal process or petition filed against Lessee shall constitute a breach of this Lease if Lessee shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing). Thereupon, at Lessor's option and in addition to all other rights and remedies provided at law or in equity, Lessor may terminate this Lease and repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (a) the cost of recovering the Leased Premises (including attorneys' fees and costs of suit), (b) the unpaid rent earned at the time of termination, (c) the present value (discounted at the rate of eight percent (8%) per annum) of the balance of the rent for the remainder of the Term less the present value (discounted at the same rate) of the fair market rental value of the Leased Premises for said period, (d) the amount of any unamortized leasing commissions or any allowances or concessions previously made by Lessor to Lessee, (e) any other sum of money, and damages owed by Lessee to Lessor and (f) interest on (a) (b) (c) (d) and (e) above at the rate of the lesser of eighteen percent (18%) per annum or the highest rate allowed by applicable law.

      9.03 NON WAIVER. Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default and Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

      9.04 ATTORNEYS' FEES. Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provisions of this Lease or for any other judicial remedy, the prevailing party shall be entitled to receive from the non-prevailing party all actual reasonable attorneys' fees and all court costs in connection with said proceeding.

      9.05 SUBORDINATION; ESTOPPEL CERTIFICATE. This Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Building, and to all mortgages which may now or hereafter encumber or affect the Building and to all renewals, modifications, consolidations, replacements and extensions of any such leases and mortgages; provided, at the option of any such lessor or mortgagee, this Lease shall be superior to the lease or mortgage of such lessor or mortgagee. The provisions of this Section shall be self-operative and shall require no further consent or agreement by Lessee. Lessee agrees, however, to execute and return any estoppel certificate, consent or agreement reasonably requested by any such lessor or mortgagee, or by Lessor, within ten
(10) days after receipt of same, including, without limitation, an estoppel certificate in the form attached hereto as Exhibit E. Lessee shall, at the request of Lessor or any mortgagee of Lessor secured by a lien on the Building or any lessor to Lessor under a ground Lease of the Building, furnish such mortgagee and/or lessor with written notice of any default or breach by Lessor at least sixty (60) days prior to the exercise by Lessee of any rights and/or remedies of Lessee hereunder arising out of such default or breach.

      9.06 ATTORNMENT. If any ground or similar lease or mortgage is terminated or foreclosed, Lessee shall, upon request, attorn to the lessor under such lease or the mortgagee or purchaser at such foreclosure sale, as the case may be, and execute instrument(s) confirming such attornment. In the event of such a termination or foreclosure and upon Lessee's attornment as aforesaid, Lessee will automatically become the tenant of the successor to Lessor's interest without change in the terms or provisions of this Lease; provided, such successor to Lessor's interest shall not be bound by (i) any payment of rent for more than one month in advance except prepayments for security deposits, if any, or (ii) any amendments or modifications of this Lease made without the prior written consent of such lessor or mortgagee.

                                   ARTICLE 10
                             ASSIGNMENT AND SUBLEASE

      10.01 ASSIGNMENT OR SUBLEASE. Lessee shall not, voluntarily, by operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Leased Premises or any part thereof, or allow any person other than Lessee, its employees, agents, servants and invitees, to occupy or use the Leased Premises or any portion thereof, without the express prior written consent of Lessor, such consent not to be unreasonably withheld, and any attempt to do any of the foregoing without such written consent shall be null and void and shall constitute a default under this Lease. Lessor's consent to any assignment or sublease hereunder does not constitute a waiver of its right to consent to any further assignment or sublease. If Lessee desires to assign this Lease or sublet the Leased Premises or any part thereof, Lessee shall give Lessor written notice of such desire at least sixty (60) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessor shall then have a period of thirty (30) days following receipt of such notice within which to notify Lessee in writing that Lessor elects (a) to terminate this Lease as to the space so affected as of, the date so specified by Lessee, in which event Lessee shall be relieved of all further obligations hereunder as to such space, or (b) to permit Lessee to assign this Lease or sublet such space (provided, however, if the rent agreed upon between Lessee and Sublessee is greater than the Monthly Base Rent that Lessee must pay Lessor, such excess rent shall be deemed additional rent owed by Lessee and payable to Lessor in the same manner that Lessee pays the Rent hereunder), or (c) to refuse to consent to Lessee's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Leased Premises. If Lessor should fail to notify Lessee in writing of such election within the thirty (30) day period, Lessor shall be deemed to have elected option (c) above. Lessee agrees to pay Lessor's actual reasonable attorney's fees associated with Lessor's review and documentation of any requested assignment or sublease hereunder regardless of whether Lessor consents to any such assignment or sublease. No assignment or subletting by Lessee shall relieve Lessee of any obligations under this Lease, and Lessee shall remain fully liable hereunder. If Lessee is not a public company that is registered on a national stock exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of the

Securities and Exchange Act of 1934, any change in a majority of the voting rights or other controlling rights or interests of Lessee shall be deemed an assignment for the purposes hereof.

      10.02 ASSIGNMENT BY LESSOR. Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and all other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Section 6.06 and Section 8.07 hereof) no further liability or obligation shall thereafter accrue against Lessor under this Lease.

                                   ARTICLE 11
                            NOTICES AND MISCELLANEOUS

      11.01 NOTICES. Except as otherwise provided in this Lease, any statement, notice, or other communication which Lessor or Lessee may desire or is required to give to the other shall be in writing and shall be deemed sufficiently given or rendered if hand delivered, or if sent by registered or certified mail, postage prepaid, return receipt requested, to the addresses for Lessor and Lessee set forth in Subsection 2.01 (k) or at such other address(es) as either party shall designate from time to time by ten (10) days prior written notice to the other party.

      11.02 MISCELLANEOUS. (a) This Lease shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of Lessor, and shall be binding upon and inure to the benefit of Lessee, its legal representatives and successors, and, to the extent assignment may be approved by Lessor hereunder, Lessee's assigns. Pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

           (b) All rights and remedies of Lessor under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This Lease is declared to be a North Carolina contract, and all of the terms thereof shall be construed according to the laws of the State of North Carolina.

           (c) This Lease may not be altered changed or amended, except by an instrument in writing executed by all parties hereto. Further, the terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Lessor" or the "Lessee" hereunder or such party or its counsel is the draftsman of this Lease.

           (d) The terms and provisions of Exhibits A-E described herein and attached hereto are hereby made a part hereof for all purposes; provided, however, that, unless otherwise expressly stated, in the event of a conflict between the terms of this Lease and the terms of any Exhibit attached hereto, the terms of this Lease shall control.

           (e) If Lessee is a corporation, partnership or other entity, Lessee warrants that all consents and approvals required of third parties (including, without limitation, its Board of Directors or partners) for the execution, delivery and performance of this Lease have been obtained and that Lessee has the right and authority to enter into and perform its covenants contained in this Lease.

           (f) Whenever in this Lease there is imposed upon Lessor the obligation to use its best efforts, reasonable efforts or diligence, Lessor shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Lessor extreme financial or other business burdens.

           (g) If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

           (h) If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

           (i) Lessor and Lessee each agrees not to handle, store or dispose of any hazardous or toxic waste or substance at the Project which is prohibited by any federal, state, or local statutes, ordinances or regulations. Lessor and Lessee each hereby covenants to indemnify and hold the other party, its successors and assigns, harmless from any loss, damage, claims, costs, liabilities or cleanup costs arising out of Lessor's or Lessee's, as the case may be, use, handling, storage or disposal of any such hazardous or toxic wastes or substances at the Project.

           (j) Lessee is prohibited from recording this Lease or any memorandum thereof without the prior written consent of Lessor.

           (k) Lessor agrees to provide Lessee with n/a parking spaces per 1,000 square feet of space within the Leased Premises at no additional charge. Lessee agrees to notify Lessor promptly of any additional parking needs which shall be handled on a case-by-case basis.

           (1) "Square feet" or "square foot" as used in this Lease includes the area contained within the space occupied by Lessee together with a common area percentage factor of Lessee's space proportionate to the total Building area.

           (m) Lessor and Lessee each hereby represent and warrant to the other that they have not employed any other agents, brokers or other parties in connection with this Lease, and each agrees that it shall hold the other harmless from and against any and all claims of all other agents, brokers or other parties claiming by, through or under the respective indemnifying party.

                                   ARTICLE 12
                ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES

      12.01 ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES. LESSEE AGREES THIS LEASE AND THE EXHIBITS ATTACHED HERETO CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES AND ALL PRIOR CORRESPONDENCE, MEMORANDA AGREEMENTS AND UNDERSTANDINGS (WRITTEN AND ORAL) ARE MERGED INTO AND SUPERSEDED BY THIS LEASE, AND THERE ARE AND WERE NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES MADE BY LESSOR IN CONNECTION WITH THIS LEASE. LESSEE FURTHER AGREES THAT THERE ARE NO, AND LESSEE EXPRESSLY WAIVES ANY AND ALL WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE OR IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE.

      IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the date aforesaid.
                              Forty-Four Hundred F-N Associates (seal)

                              By:    _________________________(SEAL)

                              Name:  _________________________

                              Title: _________________________(SEAL)

                             Dixon Odom and Company

                              By:    _________________________(SEAL)

                              Name:  _________________________

                              Title: _________________________

                              LESSEE

                              Medical Records Corporation (SEAL)

                              By:    _________________________(SEAL)

                              Name:  _________________________

                              Title: _________________________
Attest: (Corporate Seal)
By:   ____________________

                                   EXHIBIT A-1

                                 [FLOOR PLAN(S)]

MEDICAL RECORDS
4400 FALLS OF NEUSE
SUITE 210

Improvements by Lessor pursuant to Plan

1.  Install building standard carpet
2.  Repaint painted walls with building standard paint
3.  Install VCT In break room
4.  Make wall modifications per plan Exhibit A-1
5.  Provide separate HVAC controls to control suite
6.  No additional electrical requirements




                  [Diagram of break room attached]


2,199 usable square feet

                                   EXHIBIT A-2

                  [DESCRIPTION OF THE LAND AND THE BUILDING
           AND ANY LARGER COMPLEX OF WHICH THE BUILDING IS A PART]

BEGINNING at an existing iron pipe in the western property line of Old Wake Forest Road, corner for property now or formerly owned by Rabil, Fleming, Hunter; thence along the western property line or Old Wake Forest Road, South 28 degrees 04' 07" West 169.50 feet to a stake in the northern property line for the sight-distance line between Old Wake Forest Road and Falls of the Neuse Road; thence along said sight-distance line, South 72 degrees, 28' 04" West
134.44 feet to a stake, cornering; thence continuing along said sight-distance line North 58 degrees 54' 30" West 47.16 feet to a stake in the eastern property line of Falls of Neuse Road thence along the eastern property line of said Fall of Neuse Road, said property line being the arc of a curve having a chord bearing of North 17 degrees 08' 12" West a chord distance of 280.41 feet, a radius of 1086.74 feet and an arc distance of 2381.19 feet to a stake in the line of property now or formerly owned by Rabil, Fleming, Hunter; thence along said line, south 72 degrees 49' 53" East 346.39 feet to a stake in the western property line of Old Wake Forest Road, the point of beginning, being the property shown on survey map entitled Property of Forty-Four Hundred F-N Associates, a partnership - as built survey," prepared by Castleberry-Edgerton Co. dated August 22, 1986.

                                    EXHIBIT B

                   ACCEPTANCE OF LEASED PREMISES MEMORANDUM

Lessor and Lessee hereby agree that:

1. Except for those items shown on the attached "punch list", which Lessor shall use reasonable efforts to remedy within _____ (___) days after the date hereof, Lessor has fully completed the construction work required of Lessor under the terms of the Lease.

2. The Leased Premises are tenantable, Lessor has no further obligation for construction (except as specified above), Lessee acknowledges that the Leased Premises are satisfactory in all respects.

3. The Commencement Date of the Lease is hereby agreed to be __________, 19__.

4. The Expiration Date of the Lease is hereby agreed to be ___________, 19__.

            All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

            Agreed and Executed this ___ day of ___________, 19__.


                             Forty-Four Hundred F-N Associates (seal)

                             By:    _________________________(SEAL)

                             Name:  _________________________

                             Title: _________________________


                             Dixon Odom and Company

                             By:    _________________________(SEAL)

                             Name:  _________________________

                             Title: _________________________

                              LESSEE

                              Medical Records Corporations (SEAL)

                              By:    _________________________(SEAL)

                              Name:  _________________________

                              Title: _________________________

                                    EXHIBIT C

                                  PRICING PLAN

                                    EXHIBIT D

                                 BUILDING RULES

      (1) The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators shall not be obstructed or used by Lessee, or the employees, agents, servants, visitors or licensees of Lessee, for any purpose other than ingress and egress to and from the Leased Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Leased Premises without the prior written consent of Lessor.

      (2) No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Lessor, and then only upon having been scheduled in advance. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Lessor shall require.

      (3) Lessor shall have the right to prescribe the weight, position and manner of installation of safes, concentrated filing/storage systems or other heavy equipment which shall, if considered necessary by Lessor, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Building by reason of a safe or any other article of Lessee's office equipment being on the Leased Premises shall be repaired at the expense of Lessee. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior written approval by Lessor.

      (4) Only persons authorized by Lessor shall be permitted to furnish newspaper, ice, drinking water, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Lessee, and only at hours and under regulations fixed by Lessor. Lessee shall use no other method of heating or cooling than that supplied by Lessor.

      (5) Lessee, and the employees, agents, servants, visitors or licensees of Lessee, shall not at any time place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Leased Premises or in the corridors or passageways of the Building. No animals, except for dogs trained to assist disabled persons, shall be brought or kept in or about the Leased Premises or the Building without the prior written consent of Lessor.

      (6) Lessor shall have the right to prohibit any advertising by Lessee which, in Lessor's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising. Lessor shall have the right to use Lessee's name in advertising announcements.

      (7) Lessee shall not place, or cause or allow to be placed, any sign or lettering whatsoever, in or about the Leased Premises except in and at such places as may be designated by Lessor and consented to by Lessor in writing. All lettering and graphics on corridor doors and walls shall conform to the Building standard prescribed by Lessor. No trademark shall be displayed on corridor doors and walls in any event, except on any floor fully leased by Lessee. Lessee may display trademarks on interior walls and doors of the Leased Premises. Lessor shall provide and maintain an alphabetical directory board in the ground floor lobby of the Building.

      (8) Canvassing, soliciting or peddling in the Building is prohibited and Lessee shall cooperate to prevent same.

      (9) Lessor shall have the right to exclude any person from the Building other than during customary business hours, and any person in the Building shall be subject to identification by employees and agents of Lessor. All persons in or entering the Building shall be required to comply with the security policies of the Building. If Lessee desires any additional security services for the Leased Premises, Lessee shall have the right (only with the advance written consent of Lessor) to obtain such additional services at Lessee's sole cost and expense. Lessee shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage. Lessor shall not be responsible for the theft, loss or damage of any property.

      (10) Only workmen employed, designated or approved by Lessor may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Leased Premises.

      (11) Lessee shall not do any cooking or conduct any restaurant, luncheonette, automat or cafeteria for the sale or service of food or beverages to its employees or to others, nor shall Lessee provide any vending machines without the prior written consent of Lessor. Lessee may, however, operate coffee bars by and for its employees and invites.

      (12) Lessee shall not bring or permit to be brought or kept in or on the Leased Premises any inflammable, combustible, corrosive, caustic, poisonous, toxic or explosive substance or any substance deemed to be a hazardous substance under applicable environmental laws, or cause or permit any odors to permeate or emanate from the Leased Premises.

      (13) Lessee shall not mark, paint, drill into or in any way deface any part of the Building or the Leased Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Lessor, and as Lessor may direct. Lessee shall not install coat hooks or identification plates on doors nor any resilient tile or similar floor covering in the Leased Premises except with the prior written approval of Lessor. The use of cement or other similar adhesive material is expressly prohibited. Notwithstanding the foregoing, Lessee may make holes in the walls of the Leased Premises so long as such holes are repaired prior to the expiration of the Term.

      (14) Lessee shall not place any additional locks or bolts of any kind on any door in the Building or the Leased Premises or change or alter any lock on any door therein in any respect. Lessor shall furnish two (2) keys for each lock on exterior doors to the Leased Premises and shall, on Lessee's request and at Lessee's expense, provide additional duplicate keys. Lessee shall not make any duplicate keys. All keys shall be returned to Lessor upon the termination of the

Lease, and Lessee shall give to Lessor the explanation of the combination of all safes, vaults and combination locks in the Leased Premises. Lessor may at all times keep a pass key to the Leased Premises. An entrance doors to the Leased Premises shall be left locked when the Leased Premises are not in use.

      (15) Lessee shall give immediate notice to Lessor in case of theft, unauthorized solicitation or accident in the Leased Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

      (16) Lessee shall place a water-proof tray under all plants in the Leased Premises and shall be responsible for any damage to the floors and/or carpets caused by over-watering such plants.

      (17) Lessee shall not use the Leased Premises or permit the Leased Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others, without Lessor's prior written permission.

      (18) Lessee shall not use or permit any portion of the Leased Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

      (19) Lessee shall not advertise for laborers giving the Leased Premises as an address, nor pay such laborers at a location in the Leased Premises.

      (20) Employees of Lessor shall not perform any work or do anything outside of their regular duties, unless under special instructions from the management office in the Building.

      (21) Lessee shall not place a load upon any floor of the Leased Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to Lessee which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Leased Premises to such a degree as to be objectionable to Lessor or which interfere with the use or enjoyment by other tenants of their leased premises or the public portions of the Building, shall be placed and maintained by Lessee, at Lessee's expense, in settings of cork, rubber, spring type or other vibration eliminators sufficient to eliminate noise or vibration.

      (22) Lessee shall furnish and install a chair mat for each desk chair in the Leased Premises.

      (23) No solar screen materials, awnings, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Leased Premises within the Building may be installed by Lessee.

      (24) Lessee shall not place, install or operate within the Leased Premises or any other part of the Building any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Lessor.

      (25) No portion of the Leased Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

      (26) For purposes of the Lease, holidays shall be deemed to mean and include the following: (a) New Year's Day; (b) Good Friday; (c) Memorial Day,
(d) Independence Day; (e) Labor Day; (f) Thanksgiving Day and the Friday following; (g) Christmas Day; and (h) any other holidays taken by tenants occupying at least one-half (1/2) of the Square Footage of office space in the Building.

      (27) Lessee shall at all times keep the Leased Premises neat and orderly.

      (28)  Intentionally Deleted.

      (29) Lessor reserves the right to rescind, add to and amend any rules or regulations, to add new rules or regulations, and to waive any rules or regulations with respect to any tenant or tenants.

      (30) Corridor doors, when not in use, shall be kept closed.

      (31) All permitted alterations and additions to the Leased Premises must conform to applicable building and fire codes. Lessee shall obtain approval from the office of the Building with respect to any such modifications and shall deliver as-built plans therefor to the office of the Building on completion.

      (32) It is the intent of both Lessor and Lessee that any portion of the Leased Premises visible to the public hold a high quality professional image at all times. If, at any time during the Term, Lessor or Lessor's agent deems such visible area to hold less than a high quality professional image, Lessor will advise Lessee of desired changes to be made to such area to conform to the intent of this paragraph. Within three working days, Lessee will cause the desired changes to be made, or present Lessor with a plan for accomplishing such changes. Lessee shall have such additional time as is reasonably required to implement the plan, not to exceed 2 months; provided, however, that if Lessee is not diligently pursuing the plan for accomplishing such changes within ten working days, Lessor will provide draperies or blinds for the glassed area at Lessee's expense; Lessee will keep such draperies or blinds closed at all times.

      (33) The Building has been designated a "non-smoking" building. Lessee and its employees, agents, servants, visitors and licensees are prohibited from smoking in the common areas both inside and outside of the Building. Lessee may designate the Leased Premises a "non-smoking" area, upon such terms as may be approved in advance by Lessor at any time during the Term.

      (34) Lessee shall not play nor permit the playing of loud music in the Leased Premises or common areas.

                                    EXHIBIT E

                          FORM OF ESTOPPEL CERTIFICATE

      The undersigned _______________________________ "Lessee", in consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby certifies to __________________________ ("Lessor"), [the holder or prospective holder of any mortgage covering the property (the "Mortgagee") and the vendee under any contract of sale with respect to the Property] (the "Purchaser") as follows:

      1. Lessee and Lessor executed a certain Lease Agreement (the "Lease"), dated ____________, 19__ covering the floor(s) shown attached on the plan annexed hereto as Exhibit A-1 (the "Leased Premises") in the building located in the known as and by the street number the "Building"), for a term commencing on __________19__ , and expiring on _________________.

      2. The Lease is in full force and effect and has not been modified, changed, altered or amended in any respect.

      3. Lessee has accepted and is now in possession of the Leased Premises and is paying the full Rent under the Lease.

      4. The Base Rent payable under the Lease is $______________ per month. The Base Rent and all Additional Rent and other charges required to be paid under the Lease have been paid for the period up to and including ______________.

      5. No Rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

      6. All work required under the Lease to be performed by Lessor has been completed to the full satisfaction of Lessee.

      7. There are no defaults existing under the Lease on the part of either Lessor or Lessee.

      8. There is no existing basis for Lessee to cancel or terminate the Lease.

      9. As of the date hereof, there exist no valid defenses, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease.

      10. Lessee affirms that any dispute with Lessor giving rise to a claim against Lessor is a claim under the Lease only and is subordinate to the rights of the holder of all first lien mortgages on the Building and shall be subject to all the terms, conditions and provisions thereof. Any such claims are not offsets to or defenses against enforcement of the Lease.

      11. Lessee affirms that any dispute with Lessor giving rise to a claim against Lessor is a claim under the Lease only and is subordinate to the rights of the Purchaser pursuant to any contract of sale. Any such claims are not offsets to or defenses against enforcement of the Lease.

      12. Lessee affirms that any claims pertaining to matters in existence at the time Lessee took possession and which are known to or which were then readily ascertainable by Lessee shall be enforced solely by money judgment and/or specific performance against the Lessor named in the Lease and may not be enforced as an offset to or defense against enforcement of the Lease.

      13. There are no actions, whether voluntary or otherwise, pending against or contemplated by Lessee under the bankruptcy laws of the United States or any state thereof.

      14. There has been no material adverse change in Lessee's financial condition between the date hereof and the date of the execution and delivery of the Lease.

      15. Lessee acknowledges that Lessor has informed Lessee that an assignment of Lessor's interest in the Lease has been or will be made to the Mortgagee and that no modification, revision, or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Mortgagee is first obtained, and that until further notice payments under the Lease may continue as heretofore.

      16. Lessee acknowledges that Lessor has informed Lessee that Lessor has entered into a contract to sell the Property to Purchaser and that no modification, revision or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Purchaser has been obtained.

      17. This certification is made to induce Purchaser to consummate a purchase of the Property and to induce Mortgagee to make and maintain a mortgage loan secured by the Property and/or to disburse additional funds to Lessor under the terms of its agreement with Lessor, knowing that said Purchaser and Mortgagee rely upon the truth of this certificate in making and/or maintaining such purchase or mortgage or disbursing such funds, as applicable.

      18. Except as modified herein, all other provisions of the Lease are hereby ratified and confirmed.

LESSEE:

Medical Records Corporation(SEAL)

By:    __________________________(SEAL)
Name:  __________________________
Title: __________________________


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Date:  __________________________


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                       EXHIBIT B TO AGREEMENT OF SUBLEASE

                               SUBLEASED PREMISES
























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